UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02328

Boulder Growth & Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302
(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302
 (Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2014 - May 31, 2015

Item 1.	Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER GROWTH & INCOME FUND, INC.

SEMI-ANNUAL REPORT

MAY 31, 2015

NYSE SYMBOL: BIF

BOULDER
GROWTH & INCOME FUND, INC.

TABLE OF CONTENTS

1	Letter from the Advisers
5	Financial Data
6	Consolidated Portfolio of Investments
11	Consolidated Statement of Assets and Liabilities
12	Consolidated Statement of Operations
13	Consolidated Statements of Changes in Net Assets
14	Consolidated Statement of Cash Flows
16	Consolidated Financial Highlights
19	Notes to Consolidated Financial Statements
36	Additional Information
38	Summary of Dividend Reinvestment Plan

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2015 (Unaudited)

Dear Stockholders:

For the six-month period ending May 31, 2015, the Fund generated an absolute return of negative 1.5% on net assets, which lagged the 3.0% return generated by the S&P 500 Index, the 2.3% return generated by the Dow Jones Industrial Average (DJIA) and the 6.5% return generated by the NASDAQ Composite.  Despite the relative underperformance for the period, the Fund has continued to outperform the S&P 500 Index and the Dow Jones Industrial Average on a net assets basis since we became the investment advisers to the Fund in January of 2002.  Over the six-month period, the Fund’s return on a market basis also exceeded the Fund’s return on a net assets basis, narrowing the discount of the Fund’s share price relative to its net asset value (the “discount”).  While it is impossible to definitively state what drove the discount narrowing over this period, we believe our recent efforts to address the Fund’s discount may have been in part a contributor to this reduction.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years*	Since January 2002**
Boulder Growth & Income Fund (NAV)	-0.7%	-1.5%	6.3%	19.1%	14.1%	9.4%	8.3%
Boulder Growth & Income Fund (Market)	-0.9%	-0.2%	8.6%	20.5%	13.4%	8.9%	6.3%
S&P 500 Index	0.6%	3.0%	11.8%	19.7%	16.5%	8.1%	6.9%
Dow Jones Industrial Average	-0.1%	2.3%	10.3%	16.1%	15.1%	8.3%	7.2%
NASDAQ Composite	2.5%	6.5%	21.1%	23.2%	19.1%	10.6%	8.6%

*	Annualized.
**	Annualized since January 2002, when the current advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the December 2002 rights offering.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable.  You cannot invest directly in any of these indices.  The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

When I joined Rocky Mountain Advisers back in February of 2012, I made it one of my priorities to understand and help address the large discount that existed for the four closed-end funds we managed at the time (“stand-alone funds”).  Fortunately for me, my job was made easier just a couple of weeks after I started when a Morningstar article came out highlighting possible reasons why the Boulder Total Return Fund traded at a steep discount.  While the article was specifically focused on the Boulder Total Return Fund, the names of any of the other three closed-end funds we managed at the time could easily have been substituted and there would be little need to change the overall tenor of the article.  This article clearly laid out how the market perceived these funds and by utilizing its insights combined with our own, we developed a general blueprint that we believed would be able to help drive a reduction in the discounts.

Semi-Annual Report | May 31, 2015	1

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2015 (Unaudited)

We have worked diligently over the last few years to act on this blueprint with the completion of the reorganization of the Boulder Total Return Fund, The Denali Fund and the First Opportunity Fund into the surviving Boulder Growth & Income Fund (the “Fund”) on March 20th, 2015 being in part a product of these efforts.  As this is the first shareholder letter for the newly reorganized Fund, I believe it would be useful to discuss what we have accomplished to date, what we hope to accomplish in the future and, most importantly, why we are incentivized to continue our efforts to reduce the Fund’s discount.

To begin, we believe many of the potential reasons for the discount have been addressed to some degree through the recent Fund reorganization.  Individual position concentrations have been dramatically reduced from the levels seen in the prior stand-alone funds.  The total expense ratio is expected to trend lower as the management fee was reduced, administration expenses are expected to benefit from pre-existing fee breakpoints and director and other operating expenses are expected to improve due to fee reductions and scale benefits.  Prior to the reorganization, some potential investors in the stand-alone funds expressed concern about the limited secondary trading liquidity and small size of the stand-alone funds.  Today, we believe these concerns have been mitigated as the Fund boasts net assets of over $1.1 billion and secondary trading liquidity has increased dramatically since the reorganization.  The reorganization even allowed us to simplify the adviser structure as Boulder Investment Advisers was eliminated with Rocky Mountain Advisers (“RMA”) and Stewart Investment Advisers (“SIA”) being the sole advisers to the Fund.  In the end, we believe the reorganization has resulted in a more diversified and attractive Fund that should be more favorably viewed by a larger portion of the market.

While we believe the reorganization has allowed us to address many of the potential reasons for the discount, many market participants would point out that there are other possible reasons for the discount that have not been addressed.  The chief among these is the concern that trusts affiliated with Stewart Horejsi and his family are large shareholders in the Fund and also own both SIA and RMA, the advisers to the Fund.  For those of you who are not familiar with all of the disclosure on the Boulder Funds website (www.boulderfunds.net), Stewart Horejsi is a Portfolio Manager for the Fund and the Chief Investment Officer for RMA and SIA.  In addition to these roles, Stewart advises trusts and affiliates of the Horejsi family who own approximately 42.8% of the Fund’s total shares outstanding.

Why some view this as a concern is difficult for me to understand.  When I go to a restaurant, I want to know the chef is eating his or her own cooking.  If the chef has to dine on the same entree I am eating, you can be fairly confident it will be pretty good.  In other words, our interests are aligned as neither I nor the chef want to eat bad tasting food.  In the context of all the actively managed investment funds available worldwide, I believe you would be hard pressed to find other investment managers that eat their own cooking as much as we do.  When I say we, I not only mean Stewart and his family, but also the Fund’s officers and directors and the other Portfolio Managers to the Fund including myself.  We are all fellow shareholders with meaningful portions of our wealth invested in the Fund.  As fellow shareholders we share in the expenses and the returns of the Fund proportionally, which we believe should give comfort to all shareholders that our interests are aligned with their own.

Some may counter that it is because of this large insider ownership in the Fund that we lack the incentive to reduce the discount.  We believe the actions we have taken, such as the reorganization, and the fact that we would benefit as fellow shareholders from a reduction in the discount should serve as sufficient evidence of our commitment to address the discount.

2	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2015 (Unaudited)

As of today, we believe the Fund is a much improved product as compared to the stand-alone funds from three years ago as it benefits from its larger size, improved portfolio diversification, lower expected total expense ratio and increased secondary liquidity.  Because of these improvements and our efforts to provide better stockholder communications, we fully believe that the current discount of the Fund is unreasonable and undeserved.  As part of our ongoing efforts to address the discount we will continue to communicate this message to the market and help it understand our commitment to seek to reduce the discount.

In order to prevent this letter from being exclusively about the discount, there are a few portfolio-related items on which I wanted to provide some additional insight.  As you may remember from the proxy materials from the reorganization, the Fund was required to reduce its combined position in the Class A and Class B shares of Berkshire Hathaway, Inc. (“Berkshire Hathaway”) to 25% of total assets under management. The date for this test was the end of the Fund’s first fiscal quarter after the reorganization, which was May 31st, with test compliance required to be achieved by June 30th.  While the Fund did sell a portion of its Berkshire Hathaway position during the six-month reporting period ending May 31st (“the reporting period”), additional shares were sold subsequent to May 31st with the Fund achieving test compliance in June.  The sale of these Berkshire Hathaway shares resulted in an increase in the Fund’s cash position.  As we believe highly attractive investment opportunities remain scarce in the current market environment and in-line with our conservative view toward the use of leverage, we made the decision subsequent to the end of the reporting period to pay down a portion of the Fund’s outstanding debt on its line of credit facility.  We will continue to remain opportunistic in relation to the Fund’s use of leverage.

To conclude, I am proud of what we have accomplished over the past few years and believe we are doing the right things to address the discount.  While the reorganization represented a major step forward, we will not be idle.  We will continue our ongoing efforts to improve performance and to address the discount as we believe the current high discount is unjustified when all of the facts are considered.  As always, I would like to wish you all a safe and happy summer and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA
Portfolio Manager
July 7, 2015

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time.  This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Semi-Annual Report | May 31, 2015	3

Boulder Growth & Income Fund, Inc.	Letter from the Advisers
May 31, 2015 (Unaudited)

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long‐term stockholders of a closed‐end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund is currently leveraged through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long‐term; however, this objective may not be achieved in all interest rate environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There are certain risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing through a line of credit subjects the Fund to contractual restrictions on its operations and requires the Fund to maintain certain asset coverage ratios on its outstanding indebtedness.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

4	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Financial Data
May 31, 2015 (Unaudited)

	Per Share of Common Stock
	Net Asset	Market	Dividend
	Value	Price	Paid
11/30/14	$11.32	$9.06	$0.00
12/31/14	10.95	9.05	0.29 **
1/31/15	10.46	8.65	0.00
2/28/15	10.88	8.84	0.00
3/31/15	10.64	8.57	0.00
4/30/15	10.82	8.53	0.00
5/31/15	10.80	8.76	0.00

**	This distribution consisted of $0.29 per share long-term capital gain.

INVESTMENTS AS A % OF TOTAL NET ASSETS
AVAILABLE TO COMMON STOCKHOLDERS

Semi-Annual Report | May 31, 2015	5

Boulder Growth & Income Fund, Inc.	Consolidated Portfolio of Investments
May 31, 2015 (Unaudited)

Description	Shares	Value (Note 2)
LONG TERM INVESTMENTS 100.01%
DOMESTIC COMMON STOCK 89.60%
Banks 10.34%
Berkshire Hills Bancorp, Inc.	68,841	$1,887,623
Community Bank(1)(2)(3)	60,000	8,524,200
First American International*	39,700	623,290
Florida Capital Group*(1)(2)(3)	193,261	10,378
Home Bancorp, Inc.	47,216	1,051,500
Liberty Bancorp, Inc.	42,000	690,900
Metro Bancorp, Inc.	126,100	3,260,946
MidCountry Financial Corp.*(1)(2)(3)	310,300	3,264,356
National Bancshares, Inc., Escrow*(1)(2)(3)	48,450	15,848
North Dallas Bank & Trust Co.	4,000	269,800
Ocean Shore Holding Co.	106,998	1,646,699
Pacific Premier Bancorp, Inc.*	219,702	3,460,306
Perpetual Federal Savings Bank(4)	165,930	3,691,942
Redwood Financial, Inc.(4)	40,650	1,168,688
River Valley Bancorp	89,993	2,047,341
San Diego Private Bank*	55,000	812,350
SI Financial Group, Inc.	276,588	3,225,016
Southern First Bancshares, Inc.*	92,195	1,589,442
Southern National Bancorp of Virginia, Inc.	79,900	939,624
Square 1 Financial, Inc., Class A*	365,646	9,550,674
Third Century Bancorp(4)	110,500	1,049,750
Valley Commerce Bancorp	43,178	675,736
Wells Fargo & Co.(5)	1,233,600	69,032,256
		118,488,665
Construction Machinery 2.79%
Caterpillar, Inc.(5)(6)	374,200	31,926,744

Diversified 29.69%
Berkshire Hathaway, Inc., Class A*(5)	1,261	270,862,800
Berkshire Hathaway, Inc., Class B*(5)(6)	485,000	69,355,000
		340,217,800
Diversified Financial Services 6.71%
American Express Co.(5)	53,800	4,288,936
JPMorgan Chase & Co.(5)(6)	1,028,000	67,621,840
Mackinac Financial Corp.	125,890	1,454,030
South Street Securities Holdings, Inc.*(1)(2)(7)	25,000	2,603,250
Tiptree Financial, Inc.	134,192	897,744
		76,865,800
Environmental Control 0.32%
Republic Services, Inc.(5)	90,000	3,626,100

6	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Portfolio of Investments
May 31, 2015 (Unaudited)

Description	Shares	Value (Note 2)

Healthcare Products & Services 2.19%
Johnson & Johnson(5)	250,000	$25,035,000

Insurance 0.01%
Forethought Financial Group, Inc., Escrow - Class A*(1)(2)(3)	19,678	128,930

Manufacturing 0.53%
3M Co.(5)	38,000	6,045,040

Mining 2.19%
Freeport-McMoRan, Inc.(5)	1,274,000	25,034,100

Mortgages & REITS 0.00%
Newcastle Investment Holdings Corp.*(2)	155,504	0

Oil & Gas 3.84%
Chevron Corp.(5)	427,600	44,042,800

Pharmaceuticals 3.66%
Pfizer, Inc.(5)	1,207,100	41,946,725

Real Estate Investment Trusts (REITs) 1.61%
LTC Properties, Inc.(5)	112,000	4,714,080
Ventas, Inc.(5)	207,200	13,782,944
		18,497,024
Registered Investment Companies (RICs) 3.77%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	43,200,289

Retail 11.22%
Wal-Mart Stores, Inc.(5)	620,000	46,047,400
Yum! Brands, Inc.(5)(6)	915,000	82,450,650
		128,498,050
Software & Services 4.93%
International Business Machines Corp.(5)(6)	145,200	24,633,180
Oracle Corp.(5)(6)	731,200	31,799,888
		56,433,068
Technology, Hardware & Equipment 4.98%
Cisco Systems, Inc.(5)	1,822,200	53,408,682
Harris Corp.(5)	46,000	3,644,120
		57,052,802
Tobacco Products 0.82%
Altria Group, Inc.(5)	132,000	6,758,400

Semi-Annual Report | May 31, 2015	7

Boulder Growth & Income Fund, Inc.	Consolidated Portfolio of Investments
May 31, 2015 (Unaudited)

Description	Shares	Value (Note 2)

Tobacco Products (continued)
Philip Morris International, Inc.(5)(6)	31,500	$2,616,705
		9,375,105
TOTAL DOMESTIC COMMON STOCK
(Cost $550,083,359)		1,026,414,042

FOREIGN COMMON STOCK 8.41%
Banks 0.04%
GronlandsBANKEN A/S	5,490	504,326

Beverages 1.96%
Heineken Holding NV	180,000	12,517,985
Heineken NV	126,780	9,933,558
		22,451,543
Diversified 1.57%
CK Hutchison Holdings, Ltd.	1,155,500	18,032,217

Iron/Steel 0.39%
POSCO, ADR	81,000	4,435,560

National Stock Exchange 0.15%
NSE India, Ltd.*(1)(2)(3)	17,776	1,712,786

Pharmaceuticals 2.42%
Sanofi	53,000	5,189,413
Sanofi, ADR	455,300	22,496,373
		27,685,786
Real Estate 1.08%
Cheung Kong Property Holdings, Ltd.*(2)	1,155,500	7,019,152
Midland Holdings, Ltd.*	10,956,000	5,397,706
		12,416,858
Real Estate Investment Trust (REITs) 0.80%
Kiwi Property Group, Ltd.	10,198,025	9,116,084

TOTAL FOREIGN COMMON STOCK
(Cost $67,267,550)		96,355,160

LIMITED PARTNERSHIPS 1.35%
Enterprise Products Partners L.P.	476,800	15,457,856

TOTAL LIMITED PARTNERSHIPS
(Cost $10,814,578)		15,457,856

8	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Portfolio of Investments
May 31, 2015 (Unaudited)

Description	Shares	Value (Note 2)

HEDGE FUND 0.62%
Ithan Creek Partners L.P.*(1)(2)		$7,116,053

TOTAL HEDGE FUND
(Cost $2,748,000)		7,116,053

DOMESTIC WARRANTS 0.03%
First Capital Bancorp, Inc.,
(expiring 02/10/2022, Strike Price $2.00)*(2)	116,276	120,415
Flagstar Bancorp, Inc.,
(expiring 01/30/2019, Strike Price $10.00)*(2)	26,230	229,113
		349,528
TOTAL DOMESTIC WARRANTS
(Cost $0)		349,528

TOTAL LONG TERM INVESTMENTS
(Cost $630,913,487)		1,145,692,639

SHORT TERM INVESTMENTS 9.43%
Money Market Funds 9.43%
Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class,
7-Day Yield - 0.010%	14,120,951	14,120,951
JPMorgan Prime Money Market Fund, Capital Shares,
7-Day Yield - 0.085%	93,900,410	93,900,410
		108,021,361
TOTAL MONEY MARKET FUNDS
(Cost $108,021,361)		108,021,361

TOTAL SHORT TERM INVESTMENTS
(Cost $108,021,361)		108,021,361

TOTAL INVESTMENTS 109.44%
(Cost $738,934,848)		1,253,714,000

LEVERAGE FACILITY (9.72%)		(111,317,860)

OTHER ASSETS AND LIABILITIES 0.28%		3,167,046

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.00%		$1,145,563,186

Semi-Annual Report | May 31, 2015	9

Boulder Growth & Income Fund, Inc.	Consolidated Portfolio of Investments
May 31, 2015 (Unaudited)

*	Non-income producing security.
(1)	Restricted Security; this security may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 12 and 13).
(2)
Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of May 31, 2015 was $30,744,481 or 2.68% of Total Net Assets Available to Common Stockholders.

(3)
Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.  As of May 31, 2015, these securities had a total value of $13,656,498 or 1.19% of Total Net Assets Available to Common Stockholders.

(4)	Affiliated Company. (See Note 11)
(5)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of May 31, 2015. (See Note 14).
(6)	Loaned security; a portion or all of the security is on loan as of May 31, 2015. (See Note 14).
(7)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. Total value of securities restricted under Rule 144A as of May 31, 2015 was $2,603,250 or 0.23% of the Total Net Assets Available to Common Stockholders.

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:
ADR - American Depositary Receipt.
A/S - Aktieselskab (Danish Joint Stock Company).
L.P. - Limited Partnership.
Ltd. - Limited.
NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	101.04%
Hong Kong	2.66%
France	2.42%
Netherlands	1.97%
New Zealand	0.80%
South Korea	0.39%
India	0.15%
Leverage Facility	(9.72)%
Other Assets and Liabilities	0.28%

See Accompanying Notes to Consolidated Financial Statements.

10	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Statement of Assets and Liabilities
May 31, 2015 (Unaudited)

ASSETS:
Investments, at value of unaffiliated securities
(Cost $736,891,989) (Note 2)*	$1,247,803,620
Investments, at value of affiliated securities
(Cost $2,042,859) (Note 2) (Note 11)	5,910,380
Total Investments at Value
(Cost $738,934,848)	1,253,714,000
Cash	1,000,000
Foreign currency, at value (Cost $748,237)	744,221
Receivable for investments sold	321,876
Dividends and interest receivable	2,588,436
Prepaid expenses and other assets	84,882
Total Assets	1,258,453,415

LIABILITIES:
Loan payable (Note 14)	111,317,860
Interest due on loan payable (Note 14)	12,171
Investment co‐advisory fees payable (Note 3)	1,084,193
Administration and co‐administration fees payable (Note 3)	231,145
Legal fees payable	80,261
Custody fees payable	49,219
Audit fees payable	9,431
Printing fees payable	7,029
Directors’ fees and expenses payable (Note 3)	1,046
Accrued expenses and other payables	97,874
Total Liabilities	112,890,229
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,145,563,186

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 5)	$1,060,968
Paid‐in capital in excess of par value of common stock	1,013,148,878
Accumulated net investment income	8,199,424
Accumulated net realized gain on investments and foreign currency related transactions	18,795,176
Net unrealized appreciation on investments and foreign currency translations	104,358,740
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,145,563,186

Net Asset Value, $1,145,563,186/106,096,817 common stock outstanding	$10.80

* Securities loaned, at value $104,324,256.

See Accompanying Notes to Consolidated Financial Statements.
Semi-Annual Report | May 31, 2015	11

Boulder Growth & Income Fund, Inc.	Consolidated Statement of Operations
For the Six Months Ended May 31, 2015 (Unaudited)

INVESTMENT INCOME:
Dividends from unaffiliated securities (net of foreign withholding taxes $217,133)	$15,559,873
Securities lending income	9,669
Total Investment Income	15,569,542

EXPENSES:
Investment co‐advisory fees (Note 3)	3,597,998
Administration and co‐administration fees (Note 3)	642,729
Legal fees	406,909
Interest on loan (Note 14)	266,630
Directors’ fees and expenses (Note 3)	106,906
Custody fees	52,203
Audit fees	48,543
Insurance expense	44,803
Printing fees	25,164
Transfer agency fees	23,879
Other	126,242
Total Expenses	5,342,006
Less fees waived by investment advisers	(220,223)
Net Expenses	5,121,783
Net Investment Income	10,447,759

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Unaffiliated securities	16,927,349
Foreign currency related transactions	(392,051)
16,535,298
Net change in unrealized appreciation/(depreciation) on:
Unaffiliated securities	(31,390,708)
Affiliated securities	3,867,521
Foreign currency related translations	(6,884)
(27,530,071)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(10,994,773)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(547,014)

See Accompanying Notes to Consolidated Financial Statements.
12	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	May 31, 2015	Year Ended
	(Unaudited)	November 30, 2014

OPERATIONS:
Net investment income	$10,447,759	$848,995
Net realized gain on investment securities and foreign currency related transactions	16,535,298	7,932,796
Long‐term capital gain distributions from other investment companies	–	711,880
Net change in unrealized appreciation/(depreciation) on investment securities and foreign currency translations	(27,530,071)	32,301,438
Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	(547,014)	41,795,109

DISTRIBUTIONS TO COMMON STOCKHOLDERS
(NOTE 10):
From net investment income	–	(50,991)
From net realized capital gains	(7,500,036)	(11,090,579)
Total Distributions: Common Stockholders	(7,500,036)	(11,141,570)

CAPITAL SHARE TRANSACTIONS:
Value of common shares issued in the Reorganization (Note 15)	864,982,044	–
Net Increase in Net Assets from Capital Share Transactions	864,982,044	–

NET ASSETS:
Beginning of period	288,628,192	257,974,653
End of period (including (overdistributed)/accumulated net investment income of $8,199,424 and $(2,248,335), respectively)	$1,145,563,186	$288,628,192

See Accompanying Notes to Consolidated Financial Statements.
Semi-Annual Report | May 31, 2015	13

Boulder Growth & Income Fund, Inc.	Consolidated Statement of Cash Flows
For the Six Months Ended May 31, 2015 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(547,014)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(28,426,382)
Proceeds from disposition of investment securities	77,410,465
Net purchases of short‐term investment securities	(56,809,947)
Increase in assets and liabilities acquired in the reorganization, net (Note 15)	(92,095,598)
Net realized gain on investments	(16,927,349)
Net change in unrealized depreciation on investments	27,523,187
Net change in unrealized depreciation on foreign currency related transactions	6,884
Increase in dividends and interest receivable	(2,136,229)
Increase in prepaid expenses & other assets	(53,454)
Increase in interest due on loan payable	10,690
Increase in co‐advisory fees payable	806,721
Increase in administration and co‐administration fees payable	158,389
Decrease in directors’ fees and expenses payable	(19,652)
Increase in legal fees payable	48,272
Decrease in audit fees payable	(32,669)
Increase in custody fees payable	8,539
Decrease in printing fees payable	(38,513)
Increase in accrued expenses and other payables	84,456
Net Cash Used by Operating Activities	(91,029,204)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in loan payable	100,150,000
Cash distributions paid on Common Stockholders	(7,500,036)
Net Cash Provided in Financing Activities	92,649,964

Effect of exchange rates on cash	(6,884)

Net increase in cash	1,613,876
Cash and foreign currency, beginning balance	130,345
Cash and foreign currency, ending balance	$1,744,221

Cash paid for interest on loan during the period was:	$255,940

See Accompanying Notes to Consolidated Financial Statements.
14	www.boulderfunds.net

Page Intentionally Left Blank

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value ‐ Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations
AUCTION MARKET PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from long‐term capital gains
Total Auction Preferred Stock Transactions
Net Increase/(Decrease) from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Stockholders
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value ‐End of Period
Common Share Market Value ‐End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(e)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000’s)
Number of Common Shares Outstanding, End of Period (000’s)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including Auction Market Preferred Stock(e)

BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000 (000s)

16	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights
For the Six		For the Year		For the Year		For the Year		For the Year		For the Year
Months		Ended		Ended		Ended		Ended		Ended
Ended May 31,		November 30,		November 30,		November 30,		November 30,		November 30,
2015 (Unaudited)		2014		2013		2012		2011		2010

$11.32		$10.12		$8.54		$7.38		$7.46		$6.68

0.19		0.03		0.06		0.10		0.05		0.04
(0.42)		1.61		1.88		1.19		(0.02)		0.76
(0.23)		1.64		1.94		1.29		0.03		0.80

–		–		(0.00	)(b)	(0.01)		(0.00	)(b)	(0.01)
–		–		(0.01)		(0.01)		(0.01)		(0.01)
–		–		(0.01)		(0.02)		(0.01)		(0.02)
(0.23)		1.64		1.93		1.27		0.02		0.78

–		(0.00	)(b)	(0.16)		(0.01)		(0.01)		–
(0.29)		(0.44)		(0.19)		(0.10)		(0.09)		–
(0.29)		(0.44)		(0.35)		(0.11)		(0.10)		–
(0.52)		1.20		1.58		1.16		(0.08)		0.78
$10.80		$11.32		$10.12		$8.54		$7.38		$7.46
$8.76		$9.06		$7.92		$6.53		$5.89		$6.20
(1.48	)%(d)	18.08%		24.52%		17.89	%(f)	0.49%		11.68%
(0.15	)%(d)	20.76%		27.54%		12.94%		(3.50)%		10.12%

1.68	%(g)	1.72%		1.74%		3.17%		N/A		N/A
1.75	%(g)	1.83%		1.84%		3.28%		2.40%		2.19%
3.43	%(g)	0.32%		0.62%		1.22%		N/A		N/A
3.35	%(g)	0.21%		0.52%		1.11%		0.54%		0.44%

4	%(d)	4%		11%		20%		6%		5%
$1,145,563		$288,628		$257,975		$217,631		$188,035		$190,293
106,097		25,496		25,496		25,496		25,496		25,496
N/A		N/A		N/A		2.83%		2.12%		1.93%

$111,318		$11,168		$25,043		N/A		N/A		N/A
$11,291		$26,845		$11,301		N/A		N/A		N/A

Semi-Annual Report | May 31, 2015	17

Boulder Growth & Income Fund, Inc.	Consolidated Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.01) per common share.
(c)
Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)	Not Annualized
(e)
Ratios do not include the effect of dividends to preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Fund on the Portfolio of Investments).

(f)	Total return includes an increase from payment by affiliates classified as litigation income. Excluding such item, the total return would have been decreased by 0.60%.
(g)	Annualized.

The table below sets out information with respect to Taxable Auction Market Preferred Stock previously issued.(1)(2)

				Involuntary
				Liquidating
		Total Shares	Asset Coverage Per	Preference Per
	Par Value (000)	Outstanding (000)	Share(3)	Share(4)

05/31/15	N/A	N/A	N/A	N/A
11/30/14	N/A	N/A	N/A	N/A
11/30/13	N/A	N/A	N/A	N/A
11/30/12	$25,000	$1.00	$242,669	$25,000
11/30/11	25,000	1.00	213,059	25,000
11/30/10	25,000	1.00	215,316	25,000

(1)	See Note 6 in Notes to Financial Statements.
(2)	The Auction Market Preferred Stock (“AMPS”) issued by the Fund were fully redeemed at the liquidation preference, plus accumulated but unpaid dividends, on April 23, 2013.
(3)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of Auction Market Preferred Stock outstanding.
(4)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Consolidated Financial Statements.
18	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

NOTE 1. FUND ORGANIZATION

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

On March 20, 2015 (the “Reorganization Date”), Boulder Total Return Fund, Inc. (“BTF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc. (“FOFI” and, together with BTF and DNY, the “Acquired Funds”) reorganized into the Fund (the “Reorganization”), pursuant to a certain Agreement and Plan of Reorganization.

Details of the Reorganization are further described in Note 15 - Fund Reorganization.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Basis for Consolidation: The accompanying consolidated financial statements include the account of FOFI 1, Ltd. (the “Subsidiary”) a wholly‐owned subsidiary of the Fund, organized under the laws of the Cayman Islands.  In accordance with the Agreement and Plan of Reorganization, the ownership of the Subsidiary was transferred from FOFI to the Fund on the Reorganization Date.  FOFI 1, Ltd. contains cash and accruals for expenses related to the Subsidiary.  The net assets of FOFI 1, Ltd. as of May 31, 2015 were $994,533 or 0.09% of the Fund’s consolidated total net assets.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over‐the‐counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

Semi-Annual Report | May 31, 2015	19

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the advisers is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Consolidated Portfolio of Investments includes investments valued at $30,744,481 (2.68% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non‐U.S. equity securities may be adjusted under certain circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

20	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments
Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of May 31, 2015 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common
Stock
Banks	$102,952,195	$3,721,688	$11,814,782	$118,488,665
Diversified Financial
Services	74,262,550	–	2,603,250	76,865,800
Insurance	–	–	128,930	128,930
Mortgages & REITS			0	0
Other	830,930,647	–	–	830,930,647
Foreign Common Stock
National Stock
Exchange	–	–	1,712,786	1,712,786
Real Estate	5,397,706	7,019,152	–	12,416,858
Other	82,225,516	–	–	82,225,516
Limited Partnerships	15,457,856	–	–	15,457,856
Hedge Fund	–	–	7,116,053	7,116,053
Domestic Warrants	–	349,528	–	349,528
Short Term
Investments	108,021,361	–	–	108,021,361
TOTAL	$1,219,247,831	$11,090,368	$23,375,801	$1,253,714,000

*	For detailed descriptions, see the accompanying Portfolio of Investments.

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

There were no transfers into or out of Levels 1 and 2 during the six months ended May 31, 2015.

Semi-Annual Report | May 31, 2015	21

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth and Income	Domestic Common Stock	Foreign Common Stock	Hedge Fund	Total
Balance as of November 30, 2014	$–	$–	$3,751,741	$3,751,741
Accrued discount/premium	–	–	–	–
Return of Capital	–	–	–	–
Realized Gain/(Loss)	–	–	852,962	852,962
Change in Unrealized Appreciation/(Depreciation)	–	–	2,091,312	2,091,312
Purchases	–	–	–	–
Sales Proceeds	–	–	(1,383,962)	(1,383,962)
Transfer into Level 3*	14,546,962	1,712,786	1,804,000	18,063,748
Transfer out of Level 3	–	–	–	–
Balance as of May 31, 2015	$14,546,962	$1,712,786	$7,116,053	$23,375,801
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2015	$3,710,813	$195,518	$2,091,312	$5,997,643

*	All of the value presented represents securities acquired as a result of the Reorganization. (See Note 15).

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Consolidated Statement of Assets and Liabilities under Net unrealized appreciation on investments and foreign currency translation.

22	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of May 31, 2015 where the Fund used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks:
	Banks	$11,798,934	Comparable Company Approach	Discount for Lack of Marketability	10%
				Price to Tangible Book Value Multiple	1.3517x - 1.6285x
		$15,848	Future Cash Distribution less a 20% discount	Discount for Lack of Marketability	20%
				Future Cash Distribution	$0.02
	Diversified Financial Services	$2,603,250	Comparable Company Approach	Discount for Lack of Marketability	10%
				Price to Tangible Book Value Multiple	1.6018x
	Insurance	$128,930	Future Cash Distribution less a 20% discount	Discount for Lack of Marketability	20%
				Future Cash Distribution	$8.19
	Mortgages & REITS	$–	Book Value Approach	Price to Tangible Book Value Multiple	0.00x
Foreign Common Stocks:
	National Stock Exchange	$1,712,786	Comparable Company Approach	Discount for Lack of Marketability	10%
				Price to Earnings Multiple	31.3216x
Grand Total		$16,259,748

Semi-Annual Report | May 31, 2015	23

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease
Price to Earnings Multiple	Increase	Decrease
Future Cash Distribution	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 7.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

24	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Auction Market Preferred Stock were previously entitled to receive cumulative cash dividends as declared by the Fund’s Board. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

During the six month period ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) served as co-investment advisers to the Fund until the Reorganization Date. Through the Reorganization Date, the Fund paid BIA and SIA a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee would be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement had a one‐year term and was renewable annually. BIA and SIA renewed the fee waiver for an additional one year term as of December 1, 2013.  Effective December 1, 2014, BIA and SIA agreed to reduce the advisory fee for the Fund to a flat rate of 1.00% (i.e. 1.25% contractual rate less a 0.25% waiver) through the effectiveness of the Reorganizations.

Semi-Annual Report | May 31, 2015	25

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

After the Reorganization took place on March 20, 2015, Rocky Mountain Advisers, LLC (“RMA”) replaced BIA as co-investment adviser to the Fund (together with SIA, the “Advisers”).  The Fund pays the Advisers an Advisory Fee at an annual rate of 1.00% of the value of the Fund’s Net Assets.  The waiver agreement was terminated on the Reorganization Date.

For the six month period ended May 31, 2015, the Fund made net cash payments for advisory fees to SIA in the amount of $970,012.  For the period of December 1, 2014 to March 20, 2015 the Fund made net cash payments for advisory fees to BIA of $910,931.  For the period of March 21, 2015 to May 31, 2015 the Fund made net cash payment for advisory fees to RMA of $1,999,103.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a member of EALLC, and is a stockholder of the Fund. SIA, BIA and RMA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). Prior to October 1, 2013, SIA and BIA received 75% and 25%, respectively, of the Advisory Fees. From October 1, 2013 through the Reorganization Date SIA and BIA received 25% and 75%, respectively, of the Advisory Fee. Effective March 21, 2015, RMA receives 75% of the fees earned by the Advisers and SIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on Net Assets should the total monthly administration expenses exceed 0.30%. As the Fund’s total monthly administration costs did not exceed 0.30% during the six month period ended May 31, 2015, there was no fee waiver for that period. The equity owners of FAS are EALLC and the Lola Trust.

As BIA, SIA, RMA and FAS are considered affiliates of the Fund, as that term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Through the Reorganization Date, fees paid to ALPS were calculated based on combined Net Assets of the Fund, BTF, DNY, and FOFI (the “Fund Group”).  After the Reorganization Date, fees paid to ALPS were calculated based on the Net Assets of the Fund.

26	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

No persons (other than the Independent Directors) currently receive compensation from the Fund for acting as a director or officer; however, officers of the Fund may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities. Before the Reorganization, the Fund paid each member of the Board (a “Director”) who was not a director, officer, employee, or affiliate of BIA, SIA, FAS, or any of their affiliates a fee of $8,000 per annum, plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting, and $500 for each telephonic meeting of the Board.  The lead independent director of the Board received an additional $1,000 for attending each regular quarterly meeting of the Board.  The chairman of the audit committee received an additional $1,000 for attending each regular meeting of the audit committee.  After the Reorganization, the Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $40,000 per annum, plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board.  The lead independent director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board.  The chairman of the audit committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend‐paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out‐of‐pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the six months ended May 31, 2015 were $28,426,382 and $77,074,704 respectively.

NOTE 5. CAPITAL

At May 31, 2015, 250,000,000 of $0.01 par value common stock (the “Common Stock”) were authorized, of which 106,096,817 were outstanding.

Transaction in Common Stock were as follows:

	For the Six Months Ended May 31, 2015	For the Year Ended November 30, 2014
Common Stock outstanding - beginning of period	25,495,585	25,495,585
Shares issued in the Reorganization (Note 15)	80,601,232	–
Common Stock outstanding - end of period	106,096,817	25,495,585

Semi-Annual Report | May 31, 2015	27

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

NOTE 6. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 1,000 shares of $0.01 par value Auction Market Preferred Stock. On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS had a liquidation preference of $25,000 per share plus any accumulated unpaid dividends, whether or not earned or declared by the Fund and had no mandatory retirement date.

On April 23, 2013 all outstanding AMPS issued by the Fund were redeemed at the liquidation preference plus accumulated but unpaid dividends.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide leverage to the Fund going forward.  See Note 14 - Line of Credit and Securities Lending, for further information on the borrowing facility used by the Fund during the six month period ended, and as of, May 31, 2015.

NOTE 7. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund.   As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of May 31, 2015, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc.  In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. due to the Reorganization.  Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation since the time each of the funds in the Fund Group purchased the security.  Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of its larger positions than that of a more diversified fund.  As a result, the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.  The Adviser anticipates partially liquidating the position to meet the 25% diversification requirement permitted under Subchapter M of the Internal Revenue Code of 1986.

28	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

Foreign Issuer Risk: Investment in non‐U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non‐U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non‐U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non‐U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non‐U.S. taxes may decrease the Fund’s return.

Changes in Investment Policies: On May 2, 2011, stockholders approved a proposal by the Fund to remove the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of the value of the Fund’s total assets in real estate related companies. As a result, the Fund’s fundamental investment policy was amended to state that the Fund may not invest in the securities of companies conducting their principal business activity in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

On November 14, 2014, stockholders of the Fund approved a proposal to eliminate the Fund’s fundamental investment policy that limits the Fund’s ability to invest more than 4% of its total assets in any single issuer which became effective immediately.

NOTE 8. SIGNIFICANT STOCKHOLDERS

On May 31, 2015, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,444,843 shares of Common Stock of the Fund, representing approximately 42.83% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of RMA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own BIA, SIA, RMA and FAS.

NOTE 9. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock and/or its AMPS.

For the six month period ended May 31, 2015 the Fund did not repurchase any of its Common Stock. For the year ended November 30, 2014 the Fund did not repurchase any of its Common Stock.

Semi-Annual Report | May 31, 2015	29

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

NOTE 10. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of May 31, 2015.

As determined on November 30, 2014, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency, partnership investments, and certain other investments were reclassified at fiscal year‐end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $(1,254,087), $1,498,077 and $(243,990) were reclassified at November 30, 2014 among overdistributed net investment income, accumulated net realized gains on investments and paid‐in capital, respectively, for the Fund. Included in the amounts reclassified were net operating losses offset to paid in-capital in the amount of $168,946.

Ordinary income and long-term capital gains were allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeded the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions were treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeded the amount of available ordinary income and long-term capital gains, these distributions were treated as a tax return of capital.  Due to the redemption of the AMPS on April 23, 2013, all ordinary income and long-term capital gains are now allocated to common stockholders.

The character of distributions paid on a tax basis during the year ending November 30, 2014 is as follows:

Year Ended November 30, 2014
Distributions paid from:
Ordinary Income	$452,485
Long‐term Capital Gain	10,689,085
$11,141,570

The Fund acquired unused pre-enactment capital loss carryovers from FOFI of $9,191,039 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018.  The Fund also acquired unused post-enactment capital loss carryovers from FOFI of $6,967,304.

On May 31, 2015, based on cost of $739,792,589 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $559,081,033, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $45,159,622, resulting in net unrealized appreciation of $513,921,411.

30	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated Long‐term Capital Gain	$8,267,347
Unrealized Appreciation	132,524,230
Cumulative Effect of Other Timing Differences	(1,391,187)
Total	$139,400,390

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 11. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Perpetual Federal Savings Bank	Redwood Financial, Inc.	Third Century Bancorp	Total
Beginning Share Balance as of
November 30, 2014	–	–	–	–
Purchases	–	–	–	–
Sales	–	–	–	–
Transfer due to Reorganization*	165,930	40,650	110,500	317,080
Ending Share balance as of
May 31, 2015	165,930	40,650	110,500	317,080
Dividend Income	$–	–	–	$–
Realized Gains (Losses)	$–	–	–	$–
Value as of May 31, 2015	$3,691,942	$1,168,688	$1,049,750	$5,910,380

*	Acquired shares as a result of the Reorganization (Note 15).

NOTE 12. RESTRICTED SECURITIES

As of May 31, 2015, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Semi-Annual Report | May 31, 2015	31

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

Restricted securities as of May 31, 2015 were as follows:

Issuer Description	Acquisition Date	Cost	Value May 31, 2015	Value as Percentage of Net Assets Available to Common Stock May 31, 2015
Community Bank	2/12/08	912,100	8,524,200	0.74%
Florida Capital Group	8/23/06	2,203,175	10,378	0.00%*
Forethought Financial Group, Inc., Escrow – Class A	11/13/09-9/30/10	0	128,930	0.01%
Ithan Creek Partners L.P.	6/2/08	2,748,000	7,116,053	0.62%
MidCountry Financial Corp.	10/22/04	4,654,500	3,264,356	0.28%
National Bancshares, Inc., Escrow	6/6/06	113,857	15,848	0.00%*
NSE India, Ltd.	4/30/10	1,517,269	1,712,786	0.15%
South Street Securities Holdings, Inc.	12/8/03	$2,500,000	$2,603,250	0.23%
		$14,648,901	$23,375,801	2.03%

*	Less than 0.005% of Total Net Assets Available to Common Stockholders.

NOTE 13. INVESTMENT IN A HEDGE FUND

As of May 31, 2015, the Fund holds a residual interest in a Hedge Fund. As of June 30, 2014, the Fund had notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets”, and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non‐participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the Reorganization, the Fund acquired additional residual, non-participating interest in the Hedge Fund from DNY.  The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk.  A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement.  The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

32	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

NOTE 14. LINE OF CREDIT AND SECURITIES LENDING

On March 19, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $50,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. On March 20, 2015, pursuant to the Reorganization, BIF amended the Credit Agreement with BNP Paribas to borrow up to a limit of $172,000,000.  Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Credit Agreement, BNP was permitted in its discretion, with 270 calendar days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter‐bank Offered Rate) plus 0.80% on the amount borrowed.

For the six months ended May 31, 2015, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed were $52,294,783 and 0.97%, respectively. Due to the short term nature of the Agreement, face value approximates fair value at May 31, 2015. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy (see Note 2). As of May 31, 2015, the amount of such outstanding borrowings was $111,317,860. The interest rate applicable to the borrowings on May 31, 2015 was 0.98%. As of May 31, 2015, the amount of Pledged Collateral was $408,802,205. Securities pledged as collateral are notated on the Consolidated Portfolio of Investments.

The Lending Agreement is a separate side‐agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Credit Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Credit Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re‐pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Consolidated Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then‐outstanding borrowings owed by the Fund to BNP under the Credit Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy‐in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set‐off an amount equal to one hundred percent (100%) of the then‐current fair market value of such Lent Securities against the Current Borrowings. As of May 31, 2015, the value of securities on loan was $104,324,256. As the Fund has the ability to offset the fair value of any Lent Securities not returned from BNP against an equal amount of Current Borrowings outstanding, the Fund had no net exposure from the Lending Agreement as of May 31, 2015.

Semi-Annual Report | May 31, 2015	33

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

The Board has approved the Credit Agreement and the Lending Agreement. No violations of the Credit Agreement or the Lending Agreement occurred during the six months ended May 31, 2015.

NOTE 15. FUND REORGANIZATION

The Reorganization was approved by the Boards of Directors of the Fund and the Acquired Funds on November 4, 2013 and by the stockholders of the Fund and the Acquired Funds on November 14, 2014.  Pursuant to that certain Agreement and Plan of Reorganization, dated as of March 5, 2015, the Fund acquired all of the assets and liabilities of the Acquired Funds in exchange for common shares of the Fund.  Stockholders of the Acquired Funds became stockholders of the Fund.  Fractional shares were paid in cash.  The Reorganization qualified as a U.S. tax-free reorganization under the Internal Revenue Code for U.S. federal income tax purposes.

The Reorganization occurred based on the relative net asset values (“NAV”) of the Fund and the Acquired Funds as of the close of regular trading on the NYSE on the Reorganization Date.  At such time the Fund and the Acquired Funds reported the below financial information:

	BIF	BTF	DNY	FOFI
Net Assets	$273,608,353	$413,286,770	$108,819,429	$342,875,845
Common Shares Outstanding	25,495,585	12,338,660	4,157,117	28,739,389
NAV	$10.73	$33.50	$26.18	$11.93

Cost of Investments		$191,984,519	$76,267,720	$237,045,531
Fair Value of Investments		$482,746,481	$133,014,167	$285,388,113
Net Unrealized Appreciation		$290,761,962	$56,746,447	$48,342,582

As such, the ratio of the Fund shares received for each share of the respective acquired fund and the number of shares issued of the Fund are shown below:

	BTF	DNY	FOFI	TOTAL
Exchange Ratio	3.121182	2.439214	1.111719
Number of BIF shares issued	38,511,187	10,140,097	31,949,948	80,601,232

34	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Notes to Consolidated Financial Statements
May 31, 2015 (Unaudited)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes.  The Fund acquired unused pre-enactment capital loss carryovers from FOFI of $9,191,039 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018.  The Fund also acquired unused post-enactment capital loss carryovers from FOFI of $6,967,304.

Assuming the acquisition had been completed on December 1, 2014, the beginning of the reporting period of the Fund, the Fund’s pro-forma results of operations for the six months ended May 31, 2015 are as follows:

Net Investment Income/(Loss)	$12,026,583
Net Realized and Unrealized Gain/(Losses)	$(14,278,002)
Change in Net Assets Resulting from Operations	$(2,251,419)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed.  As such, it is not practicable to separate the amounts of revenue and earnings of BTF, DNY and FOFI that have been included in the Fund’s Consolidated Statement of Operations since the Reorganization Date, as presented in the Fund’s Semi-Annual Report dated May 31, 2015.

In connection with the Reorganization, the Fund and the Acquired Funds incurred certain associated costs and expenses of $837,600.

Semi-Annual Report | May 31, 2015	35

Boulder Growth & Income Fund, Inc.	Additional Information
May 31, 2015 (Unaudited)

PORTFOLIO INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) on the Fund’s website at www.boulderfunds.net; (ii) on the SEC’s website at www.sec.gov; or (iii) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING
The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website located at www.boulderfunds.net, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS
The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT
Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

36	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Additional Information
May 31, 2015 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Semi-Annual Report | May 31, 2015	37

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan
May 31, 2015 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

38	www.boulderfunds.net

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan
May 31, 2015 (Unaudited)

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Semi-Annual Report | May 31, 2015	39

DIRECTORS	Richard I. Barr Dr. Dean L. Jacobson Joel W. Looney Stephen C. Miller Steven K. Norgaard
CO-INVESTMENT ADVISERS	Stewart Investment Advisers Rocky Mountain Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302
CO-ADMINISTRATOR	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302
CO-ADMINISTRATOR	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203
CUSTODIAN	Bank of New York Mellon One Wall Street New York, NY 10286
STOCK TRANSFER AGENT	Computershare 480 Washington Blvd. Jersey City, NJ 07310
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202
LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH & INCOME FUND, INC.
c/o Computershare
480 Washington Blvd.
Jersey City, NJ 07310

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT and 99.302(ii) CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	August 7, 2015

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer,
Chief Accounting Officer,
Vice President, Treasurer, Asst. Secretary
(Principal Financial Officer)

Date:	August 7, 2015